                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               CYTYC CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               CYTYC CORPORATION
                                85 Swanson Road
                              Boxborough, MA 01719

                               ----------------

                            NOTICE OF ANNUAL MEETING
                           TO BE HELD ON MAY 23, 2001

                               ----------------

To the Stockholders of Cytyc Corporation:

   Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Cytyc Corporation, a Delaware corporation (the "Company"), will be held at 9:30 a.m., local time, on Wednesday, May 23, 2001, at the Company's Headquarters located at 85 Swanson Road, Boxborough, Massachusetts 01719, to consider and act upon the following proposals:

     1. To elect three directors to Class II of the Company's Board of Directors, each to serve for a term of three years or until his successor is elected and qualified.

     2. To ratify and approve an amendment to the Company's 1995 Employee Stock Purchase Plan, increasing from 840,000 to 1,440,000 the number of shares of Common Stock available for issuance under the 1995 Employee Stock Purchase Plan.

     3. To ratify and approve the Company's 2001 Non-Employee Director Stock Plan, which provides for the issuance of up to 4,000,000 shares of Common Stock to non-employee directors of the Company in the form of stock options and other stock awards.

     4. To ratify the selection of Arthur Andersen LLP, independent certified public accountants, as auditors for the fiscal year ending December 31, 2001.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Only stockholders of record at the close of business on April 4, 2001 are entitled to notice of and to vote at the Annual Meeting.

   All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors,

                                          A. Suzanne Meszner-Eltrich
                                          Secretary

Boxborough, Massachusetts
April 13, 2001

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                               CYTYC CORPORATION
                                85 Swanson Road
                              Boxborough, MA 01719

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                 April 13, 2001

   This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Cytyc Corporation, a Delaware corporation (the "Company") for use at the Annual Meeting of the Company's stockholders to be held on Wednesday, May 23, 2001 (the "Annual Meeting") at 9:30 a.m., local time, at the Company's Headquarters located at 85 Swanson Road, Boxborough, Massachusetts 01719, or at any adjournments or postponements thereof. The Company's Summary Annual Report and Form 10-K, which includes financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2000, together with this Proxy Statement, are being mailed on or about April 13, 2001 to all stockholders entitled to vote at the Annual Meeting.

   The Board of Directors has fixed the close of business on April 4, 2001 as the record date (the "Record Date"). Accordingly, only holders of record of Common Stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or an adjournment thereof. As of the Record Date, an aggregate of 114,175,645 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of this proxy statement, above, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Cytyc Corporation, 85 Swanson Road, Boxborough, MA 01719, Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

Quorum and Votes Required

   The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from the nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

   Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the meeting. On all other matters being submitted to stockholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter is required for approval. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

   The persons named as attorneys in the proxies, Patrick J. Sullivan and Robert L. Bowen, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy. In addition to the election of three Class II Directors, the stockholders will consider and vote upon proposals to ratify and approve an amendment to the Company's 1995 Employee Stock Purchase Plan, to ratify and approve the 2001 Non-Employee Director Stock Plan, and to ratify the selection of auditors, all as further described in this Proxy Statement. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.

   The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each director or nominee for director of the Company; (iii) each present and former executive officer of the Company named in the Summary Compensation Table on page 11; and (iv) all directors, nominees for director and executive officers of the Company as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Cytyc Corporation, 85 Swanson Road, Boxborough, MA 01719.

   In January 2001, the Company announced a three-for-one stock split in the form of a stock dividend of two shares of Common Stock for each share of Common Stock owned by each of the Company's stockholders of record on February 16, 2001. All share numbers and price information included in this table and elsewhere in this Proxy Statement reflect such stock split.

                                                        Amount and  Percentage
Name and Address                                        Nature of       of
of Beneficial Owner                                    Ownership(1)  Class(2)
-------------------                                    ------------ ----------
Massachusetts Financial Services Company (3).
 500 Boylston Street,
 Boston, MA 02116.....................................  14,907,261    13.06%
RS Investment Management Co. LLC (4)
388 Market Street, Suite 200
San Francisco, CA 94111...............................   7,320,900     6.41%
Janus Capital Corporation (5)
100 Fillmore Street Denver, CO 80206..................   5,739,720     5.03%
Patrick J. Sullivan (6)...............................   1,713,683     1.50%
Daniel J. Levangie (7)................................     514,425        *
Joseph W. Kelly (8)...................................      30,600        *
A. Suzanne Meszner-Eltrich (9)........................      59,454        *
Alfred J. Battaglia (10)..............................      47,003        *
Walter E. Boomer (11).................................      46,196        *
Sally W. Crawford (12)................................      93,654        *
William G. Little (13)................................      55,230        *
C. William McDaniel (14)..............................      34,500        *
Anna S. Richo (15)....................................      17,280        *
Monroe E. Trout, M.D. (16)............................     273,942        *
All directors, nominees for director and executive
 officers as a group (11 persons) (17)................   2,872,660     2.52%

--------
  *Less than one percent of the outstanding shares of Common Stock.
 (1) The persons named in the table have, to the knowledge of the Company, sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.
 (2) Applicable percentage ownership as of the Record Date is based upon 114,175,645 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after the Record Date ("presently exercisable stock options") are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.
 (3) Information obtained from Schedule 13G/A filed with the Securities and Exchange Commission by Massachusetts Financial Services Company ("MFS") on February 9, 2001. Of these shares, MFS has sole power to vote or direct the vote of 13,556,691 shares and sole power to dispose or to direct the disposition of all of such shares.
 (4) Information obtained from Schedule 13G/A filed with the Securities and Exchange Commission by RS Investment Management Co. LLC and related parties on February 16, 2001. Of these shares, 2,409,900 shares are beneficially owned by RS Investment Management, L.P., an investment advisor registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisors Act"); 4,911,000 shares are beneficially owned by RS Investment Management, Inc., an investment advisor registered under the Investment Advisers Act; and 4,577,110 shares are beneficially owned by RS Emerging Growth Fund, an investment company registered under the Investment Company Act of 1940, as amended. RS Investment Management Co. LLC has shared power to vote or direct the vote of all of such shares and shared power to dispose or to direct the disposition of all of such shares.
 (5) Information obtained from Schedule 13G filed with the Securities and Exchange Commission by Janus Capital Corporation and Thomas H. Bailey on February 15, 2001. Janus Capital Corporation is an investment adviser registered under the Investment Advisers Act. Mr. Bailey owns approximately 12.2% of Janus Capital Corporation and disclaims beneficial ownership of any shares of the Company's Common Stock
 (6) Includes 2,592 shares of restricted stock awarded as bonus compensation for fiscal 1999 and 2000, which shares are subject to transfer and forfeiture restrictions. Also includes 839,336 shares issuable pursuant to presently exercisable stock options. Excludes 960,694 shares issuable pursuant to stock options that are not presently exercisable.
 (7) Includes 1,188 shares of restricted stock awarded as bonus compensation for fiscal 1999 and 2000, which shares are subject to transfer and forfeiture restrictions. Also includes 344,079 shares issuable pursuant to presently exercisable stock options. Excludes 817,530 shares issuable pursuant to stock options that are not presently exercisable.
 (8) Mr. Kelly resigned from the Company effective December 31, 2000.
 (9) Includes 552 shares of restricted stock awarded as bonus compensation for fiscal 1999 and 2000, which shares are subject to transfer and forfeiture restrictions. Also includes 35,854 shares issuable pursuant to presently exercisable stock options. Excludes 259,345 shares issuable pursuant to stock options that are not presently exercisable.
(10) Includes 43,500 shares issuable pursuant to presently exercisable stock options. Excludes 136,500 shares issuable pursuant to stock options which are not presently exercisable. Also excludes an annual stock award of 500 shares which was granted to all non-employee directors of the Company for fiscal 2001, which award accrues at the rate of 1/12 per full month of service and is payable on January 1, 2002 or within 30 days after such non-employee director ceases to be a member of the Board of Directors for any reason other than death or permanent disability ("non-employee director Annual Stock Award"; see "Compensation of Directors").
(11) Includes 39,750 shares issuable pursuant to presently exercisable stock options. Excludes 95,250 shares issuable pursuant to stock options which are not presently exercisable. Also excludes the non-employee director Annual Stock Award for fiscal 2001.
(12) Includes 9,750 shares issuable pursuant to presently exercisable stock options. Excludes 125,250 shares issuable pursuant to stock options which are not presently exercisable. Also excludes the non-employee director Annual Stock Award for fiscal 2001.
(13) Includes 9,750 shares issuable pursuant to presently exercisable stock options. Excludes 125,250 shares issuable pursuant to stock options which are not presently exercisable. Also excludes the non-employee director Annual Stock Award for fiscal 2001 and 7,897 shares of Common Stock issuable on the first day of the month following termination of service or retirement as a member of the Board of Directors, whichever comes first, under the Director Deferred Compensation Plan as deferred compensation (see "Compensation of Directors").
(14) Includes 30,000 shares issuable pursuant to presently exercisable stock options. Excludes 165,000 shares issuable pursuant to stock options which are not presently exercisable. Also excludes the non-employee director Annual Stock Award for fiscal 2001.

(15) Includes 9,750 shares issuable pursuant to presently exercisable stock options. Excludes 125,250 shares issuable pursuant to stock options which are not presently exercisable. Also excludes the non-employee director Annual Stock Award for fiscal 2001 and 7,733 shares of Common Stock issuable on the first day of the month following termination of service or retirement as a member of the Board of Directors, whichever comes first, under the Director Deferred Compensation Plan as deferred compensation.
(16) Includes 225,192 shares held by the Trout Family Trust. Also includes 48,750 shares issuable pursuant to presently exercisable stock options. Excludes 131,250 shares issuable pursuant to stock options which are not presently exercisable. Also excludes the non-employee director Annual Stock Award for fiscal 2001.
(17) Includes 1,427,812 shares issuable pursuant to presently exercisable stock options.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Board of Directors is currently fixed at nine (9) members. There are presently eight (8) individuals serving as directors of the Company. The Company's Third Amended and Restated Certificate of Incorporation, as amended, divides the Company's Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms.

   Mr. Alfred J. Battaglia, Mr. Walter E. Boomer and Mr. William G. Little are Class II directors whose terms expire at this Annual Meeting. The Board is also composed of two (2) Class III directors (Ms. Anna S. Richo and Monroe E. Trout, M.D.), whose terms expire upon the election and qualification of directors at the Annual Meeting to be held in 2002, and three (3) Class I directors (Ms. Sally W. Crawford, Mr. C. William McDaniel and Mr. Patrick J. Sullivan), whose terms expire upon the election and qualification of directors at the Annual Meeting to be held in 2003.

   Three (3) Class II Directors will be elected at this Annual Meeting, each for a term of three years. The Class II nominees, Mr. Alfred J. Battaglia, Mr. Walter E. Boomer and Mr. William G. Little, are each currently serving as Class II Directors of the Company. Shares represented by all proxies received by the Board of Directors and not marked to withhold authority to vote for the nominees will be voted FOR the election of all three nominees, to hold office until the Annual Meeting to be held in 2004 or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. All of the nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may vote for the election of a substitute nominee designated by the Board of Directors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     A VOTE "FOR" THE NOMINEES LISTED BELOW

   The following table sets forth for each nominee to be elected at the Annual Meeting and for each director whose term of office will extend beyond the Annual Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with the Company, the year each nominee's or director's term will expire and the class of director of each nominee or director:

   Nominee's or Director's
           Name and
   Year Nominee or Director                 Position(s)               Year Term  Class of
   First Became a Director            Held with the Company          Will Expire Director
   ------------------------           ---------------------          ----------- --------
   Nominees:
   Alfred J. Battaglia
    (2000).................   Director                                  2001        II
   Walter E. Boomer
    (2000).................   Director                                  2001        II
   William G. Little
    (1998).................   Director                                  2001        II


   Continuing Directors:
   Anna S. Richo (1998)....   Director                                  2002       III
   Monroe E. Trout, M.D.
    (1993).................   Chairman of the Board                     2002       III
   Sally W. Crawford
    (1998).................   Director                                  2003        I
   C. William McDaniel
    (1987).................   Vice Chairman of the Board                2003        I
   Patrick J. Sullivan        President, Chief Executive Officer and
    (1994).................    Vice Chairman of the Board               2003        I

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth for each Class II nominee to be elected at the Annual Meeting, the current Class I Directors and Class III Directors who will continue to serve as directors beyond the Annual Meeting, and the current executive officers of the Company, their ages and present positions with the
Company:

          Name                  Age                    Position
          ----                  ---                    --------
Patrick J. Sullivan(3)........   49 President, Chief Executive Officer and Vice
                                     Chairman of the Board
Daniel J. Levangie............   50 Executive Vice President and Chief Operating
                                     Officer
Robert L. Bowen...............   51 Vice President, Chief Financial Officer and
                                     Treasurer
A. Suzanne Meszner-Eltrich....   48 Vice President, Human Resources, General
                                     Counsel and Secretary
Monroe E. Trout, M.D.(3)(6)...   70 Chairman of the Board
Alfred J. Battaglia (2)(5)....   59 Director
Walter E. Boomer(2)...........   62 Director
Sally W. Crawford(1)(2).......   47 Director
William G. Little(1)(3).......   58 Director
C. William McDaniel(1)(3)(4)..   60 Vice Chairman of the Board
Anna S. Richo(2)..............   40 Director

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.
(3) Member of Nominating and Corporate Governance Committee.
(4) Chairperson of Compensation Committee.
(5) Chairperson of Audit Committee.
(6) Chairperson of Nominating and Corporate Governance Committee.

Directors to be Elected at the Annual Meeting

   Alfred J. Battaglia became a director of the Company in March 2000. Mr. Battaglia brings more than 25 years of experience in the medical device industry. He has served in various senior executive positions at Becton Dickinson & Company from 1970 to 1996 including Group President and Chief Information Officer. From 1997 through 1999, Mr. Battaglia served as Senior General Manager and Main Board member of Reckitt & Colman, a multi-billion dollar global consumer goods company located in the United Kingdom.
Mr. Battaglia has an MBA with Distinction in Accounting from the Wharton School and a B.A. in Economics from Ohio Wesleyan University.

   Walter E. Boomer became a director of the Company in February 2000. Since March 1997 he has served as President and Chief Executive Officer of Rogers Corporation, a specialty materials manufacturer. Prior to joining Rogers, Mr. Boomer was Executive Vice President of McDermott International, Inc., and President of their Babcock and Wilcox Power Generation Group. Mr. Boomer joined the Marine Corps in 1960, where he served until August 1994, achieving the rank of General in August 1986. From August 1992 to August 1994, General Boomer served as Assistant Commandant, the second highest position in the Marine Corps. Mr. Boomer serves as a director of Baxter International Inc., Connecticut Business and Industry Association and Rogers Corporation.

   William G. Little became a director of the Company in January 1998. He is currently the Chairman and Chief Executive Officer of West Pharmaceutical Services, Inc. Prior to joining West, Mr. Little served as President of Kendall's Health Care Division, as well as Senior Group Vice President for C.R. Bard's United States Operations, Managing Director and Area Vice President for Bard's European Operations and General Manager of Johnson & Johnson's Patient Care Division in England. Mr. Little currently serves on the Board of Directors for Fox Chase Cancer Center.

Non-Employee Directors Whose Terms Extend Beyond the Annual Meeting

   Anna S. Richo became a director of the Company in January 1998. She is currently Vice President, Law at Baxter Healthcare Corporation, Hyland Immuno Division. Ms. Richo has worked in various legal positions with Baxter for the past nine years, including serving as their Chief Litigation Counsel from 1994-1998. She is a member of the Baxter Senior Management Team and serves as a Baxter Quality Award Examiner. Prior to joining Baxter, Ms. Richo was an attorney for The NutraSweet Company.

   Monroe E. Trout, M.D., became a director of the Company in 1993 and was elected Chairman of the Board of Directors of the Company in January 1998. Following his retirement from American Healthcare Systems ("AmHS"), a major national consortium of more than 1,000 hospitals, in January 1995, Dr. Trout was named Chairman Emeritus of AmHS. Prior to his retirement, from 1986 to January 1995, Dr. Trout held various positions with AmHS, including Chairman, Chief Executive Officer and President. From March 1996 until July 1996, Dr. Trout served as President and Chief Executive Officer of Cytran Inc. Prior to his employment at AmHS, Dr. Trout was a Senior Vice President and a member of the Board of Directors of Sterling Drug, Inc. Dr. Trout serves as a director of Baxter International Inc., West Pharmaceutical Services, Inc., the University of California San Diego Foundation and SAIC.

   Sally W. Crawford became a director of the Company in January 1998. From April 1985 until January 1997, Ms. Crawford served as Chief Operating Officer of Healthsource, Inc., a publicly-held managed care organization headquartered in New Hampshire. During her tenure at Healthsource, Inc., Ms. Crawford held a variety of positions and responsibilities, including leading that company's Northern Region operations and marketing efforts. Prior to joining Healthsource, Ms. Crawford served as the Marketing Director for Beacon Health and Matthew Thornton Health Plan, both of which are New Hampshire health maintenance organizations. Since January 1997, Ms. Crawford has been a health care consultant in New Hampshire. Ms. Crawford serves as a director of Exact Sciences Corporation.

   C. William McDaniel became a director of the Company in April 1987 and served as a consultant to the Company from March 1995 to February 1997. In January 2001 he was named Vice Chairman of the Board of Directors. Mr. McDaniel served as a consultant to and a director of CP Ventures, Inc., a venture capital firm, from April 1995 to April 1996 and June 1996, respectively. From 1987 to March 1995, Mr. McDaniel was the President and a director of CP Ventures, Inc.

Executive Officers

   Patrick J. Sullivan has served as President and Chief Executive Officer and as a director of the Company since March 1994. In January 2001 he was named Vice Chairman of the Board of Directors. From January 1991 to March 1994, Mr. Sullivan served as Vice President of Sales and Marketing of the Company. Prior to joining the Company, Mr. Sullivan was employed in several marketing positions for five years by Abbott Laboratories, a diversified healthcare company, and was a consultant with McKinsey and Company, an international management consulting firm. Mr. Sullivan is a graduate of the United States Naval Academy and received an M.B.A. from Harvard University. Mr. Sullivan also serves on the Board of Directors of Mosaic Technologies, Inc., a privately held genomics platform company founded in 1994.

   Robert L. Bowen joined the Company in December 2000 as Vice President, Chief Financial Officer and Treasurer. Prior to joining the Company, from October 1993 to June 2000, Mr. Bowen served as Chief Financial Officer--Europe for Case Corporation, a global supplier of agriculture equipment, construction equipment and financial services. From October 1993 to October 1997, Mr. Bowen was Senior Vice President and Chief Financial Officer for A.W. Chesterton Company, a privately held global manufacturer of fluid sealing products. From 1972 to 1993, Mr. Bowen held various positions with General Electric Company, including Director Finance, GE Lighting Europe, Director Finance, GE Medical Systems Asia, and Senior Vice President Finance, GE Trading Company. Mr. Bowen received an M.B.A. degree from New York University and a B.B.A. (Bachelor of Business Administration) degree from Ohio University.

   Daniel J. Levangie joined the Company in June 1992 as Director of Sales, North America and has served as Executive Vice President and Chief Operating Officer since February 2001. From February 2000 to February 2001, Mr. Levangie served as Senior Vice President, and from December 1997 to February 2000 he served as Vice President, Commercial Operations. Prior to December 1997, Mr. Levangie served in various positions with the Company, including Vice President of Sales. Prior to joining the Company, from 1975 through 1992, Mr. Levangie held a variety of sales and marketing positions with Abbott Laboratories, a diversified health care company. Mr. Levangie received a B.S. degree in Pharmacy from the College of Pharmacy & Allied Health Sciences of Northeastern University.

   A. Suzanne Meszner-Eltrich joined the Company as Vice President, Human Resources and General Counsel in September 1997. Prior to joining the Company, Ms. Meszner-Eltrich was an independent general counsel and human resources executive for a number of private and public high technology companies in New England, including Pilot Software, Inc. and PC Connection, Inc. From April 1992 through June 1995 she was Vice President, Human Resources and General Counsel of Easel Corporation of Burlington, Massachusetts. Ms. Meszner-Eltrich received her Doctor of Jurisprudence from New England School of Law and a B.A. from Ohio State University.

             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

   The Board of Directors met seven times and acted by unanimous written consent four times during the fiscal year ended December 31, 2000. The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. During the year ended December 31, 2000, each of the Company's directors attended at least 75 percent of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he or she served.

   The Audit Committee oversees the accounting and financial functions of the Company and periodically meets with the Company's management and independent auditors to review financial and accounting controls and quarterly and annual financial reports. A more detailed discussion of the Audit Committee's purpose, composition, meetings and responsibilities as it pertains to audit functions is contained in the Company's Audit Committee Charter, which was adopted by the Board of Directors in May 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. The Audit Committee met seven times during 2000. Mr. McDaniel served as Chairman of the Audit Committee until he resigned from the Audit Committee in February 2000. Messrs. Battaglia and Boomer and Mmes. Crawford and Richo are the current members of the Audit Committee, and Mr. Battaglia serves as Chairman. None of the current members of the Audit Committee are employees of the Company and, aside from being directors of the Company, each is otherwise independent of the Company (as independence is defined in the listing standards of The Nasdaq National Market).

   The Compensation Committee determines the compensation of the Company's senior management and administers the Company's stock plans. The Compensation Committee met seven times and acted by written consent thirteen times during 2000. Messrs. McDaniel and Little and Ms. Crawford are the current members of the Compensation Committee and Mr. McDaniel serves as Chairman.

   The Nominating and Corporate Governance Committee is responsible for recommending to the Board of Directors persons to be nominated for election or appointment as directors of the Company as well as consideration of issues relating to the corporate governance of the Company. The Nominating and Corporate Governance Committee met three times during 2000. Messrs. Little, McDaniel, and Sullivan and Dr. Trout are the current members of the Nominating and Corporate Governance Committee and Dr. Trout serves as Chairman. The Nominating and Corporate Governance Committee also considers suggestions regarding possible candidates for director. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

      COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

   The following table sets forth the annual and long-term compensation for fiscal years ended December 31, 2000, 1999 and 1998 for (i) the Company's Chief Executive Officer, and (ii) each of the Company's three other most highly compensated executive officers who were serving as executive officers as of December 31, 2000 and whose salary and bonus exceeded $100,000 for fiscal year 2000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                     Annual             Long-Term Compensation
                                 Compensation(1)              Awards(2)
                              --------------------- ------------------------------
                                                                      Securities
                                                                      Underlying
   Name and Principal                               Restricted Stock    Options
        Position         Year Salary($) Bonus($)(3)  Awards ($)(4)   (# of Shares)
   ------------------    ---- --------- ----------- ---------------- -------------
Patrick J. Sullivan..... 2000 $275,000   $514,438       $18,739         110,100
 President and Chief     1999  212,000    417,579        20,157         360,000
 Executive Officer       1998  200,000    100,000           --          150,000

Daniel J. Levangie......
 Executive Vice          2000 $190,019   $277,664       $11,178         205,500
 President and Chief     1999  166,000    166,489         7,868         180,000
 Operating Officer       1998  160,000     32,500           --           90,000

A. Suzanne Meszner-
 Eltrich................
 Vice President, Human   2000 $155,000   $125,954       $ 3,945          75,900
 Resources, General      1999  144,167     93,528         4,317          90,000
 Counsel and Secretary   1998  130,000     25,000           --           60,000

Joseph W. Kelly(5)......
 Former Senior Vice
 President, Chief        2000 $175,000   $125,000           --           52,500
 Financial Officer and   1999  166,000    145,644         6,858         180,000
 Treasurer               1998  160,000     35,000           --           90,000

--------
(1) The compensation described in this table does not include medical, group life insurance and other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's total salary and bonus reported in this table.
(2) The Company did not grant any stock appreciation rights or make any long term incentive plan payouts to the Named Executive Officers during the fiscal years ended December 31, 2000, 1999 and 1998.
(3) Includes the value of cash bonus and non-cash bonus in the form of unrestricted bonus shares ("Bonus Shares"), but excludes the value of restricted stock awards, which shares are included in the Restricted Stock Awards column. Bonuses are reported in the year earned even if paid in a subsequent year. Twenty-five percent (25%) of the net bonus amount awarded to each Named Executive Officer for fiscal 1999 and 2000 was awarded in Bonus Shares (the "Bonus Share Amount"). The number of Bonus Shares awarded was determined by dividing the Bonus Share Amount by the average closing market price of the Company's Common Stock on the Nasdaq National Market over the last ten business days of the fiscal year in which such Bonus Shares were earned, which was $9.22 for Bonus Shares awarded for fiscal 1999 and $20.6133 for Bonus Shares awarded for fiscal 2000. Bonus shares for fiscal 2000 were awarded in January 2001 to the Named Executive Officers as follows: Mr. Sullivan (3,423), Mr. Levangie (2,040) and Ms. Meszner-Eltrich (720). The value of Bonus Shares as disclosed in this table is determined by multiplying the number of shares awarded by the closing market price of the Company's Common Stock on the Nasdaq National Market on the date such Bonus Shares were granted, which was $11.604 for Bonus Shares awarded for fiscal 1999 and $21.917 for Bonus Shares awarded for fiscal 2000.

(4) The number of shares of restricted stock awarded to the Named Executive Officers for fiscal 1999 and 2000 was equal to 25% of the number of Bonus Shares awarded to such person for such year. Restricted stock awards for fiscal 2000 were awarded in January 2001 to the Named Executive Officers as follows: Mr. Sullivan (855), Mr. Levangie (510) and Ms. Meszner-Eltrich
    (180). Such restricted stock awards are subject to transfer and forfeiture restrictions and vest over a three-year period. Dividends will be paid on such shares when and if declared by the Board of Directors. The value of restricted stock awards as disclosed in this table is determined by multiplying the number of shares awarded by the closing market price of the Company's Common Stock on the Nasdaq National Market on the date such restricted shares were granted, which was $11.604 for restricted shares awarded for fiscal 1999 and $21.917 for restricted shares awarded for fiscal 2000. Restricted stock awards are reported in the year earned even if paid in a subsequent year. The following table contains information on the restricted stock held by the Named Executive Officers at December 31, 2000.

                                                                   Market Value
                                              Number of Restricted      of
                                                 Shares Held at     Restricted
             Name                              December 31, 2000   Shares Held
             ----                             -------------------- ------------
      Patrick J. Sullivan....................        1,737           $36,223
      Daniel J. Levangie.....................          678            14,139
      Suzanne Meszner-Eltrich................          372             7,758
      Joseph W. Kelly........................          --                --

  The market values disclosed in this footnote are determined by multiplying the number of shares by the closing market price of the Company's Common Stock on the Nasdaq National Market on December 29, 2000, which was $20.854.

(5) Mr. Kelly resigned from the Company effective December 31, 2000.

Option Grants in Last Fiscal Year

   The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2000. The options, which were granted under the Company's 1995 Stock Plan, become exercisable over a four year period, at a rate of 2.083% per month, until such options are exercisable in full. Options are subject to the employee's continued employment. The Company did not grant any stock appreciation rights during the fiscal year ended December 31, 2000.

                                                                            Potential Realizable
                                                                              Value at Assumed
                         Number of    Percent of                            Annual Rates of Stock
                         Securities  Total Options                           Price Appreciation
                         Underlying   Granted to    Exercise or              for Option Term(2)
                          Options    Employees in    Base Price  Expiration ---------------------
        Name             Granted(#) Fiscal Year (%) ($/Share)(1)    Date        5%         10%
        ----             ---------- --------------- ------------ ----------     --     ----------
Patrick J. Sullivan.....  110,100         1.8%         $11.29     02/09/10  $  781,734 $1,981,068
Daniel J. Levangie......   55,500         0.9           11.29     02/09/10     394,062    998,631
                          150,000         2.5           15.46     10/23/10   1,458,407  3,695,889
A. Suzanne Meszner-
 Eltrich................   30,900         0.5           11.29     02/09/10     219,397    555,995
                           45,000         0.7           15.46     10/23/10     437,522  1,108,767
Joseph W. Kelly(3)......   52,500         0.8           11.29     02/09/10     372,762    944,651

--------
(1) The exercise price per share of each option was determined by the Board of Directors to be equal to the fair market value per share of Common Stock on the date of grant.
(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are not intended to forecast future appreciation of the Company's stock price. The potential realizable value computation does not take into account any federal or state tax consequences of option exercises or sales of appreciated stock. This table does not take into account any appreciation in the price of the Common Stock since the date of grant.
(3) Mr. Kelly resigned from the Company effective December 31, 2000.

Aggregate Option Exercises and Year-End Values

   The following table sets forth certain information with respect to options to purchase the Company's Common Stock granted to the Named Executive Officers, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended December 31, 2000; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2000; and (iv) the value of unexercised options at exercise prices equal to or less than the market value of the Common Stock at December 31, 2000 ("In-the-Money").

                                                                  Number of
                                                            Securities Underlying   Value of Unexercised, In-
                                Shares                       Unexercised Options       the-Money Options at
                              Acquired on                   at December 31, 2000     December 31, 2000 ($)(2)
                               Exercise        Value      ------------------------- --------------------------
        Name                      (#)     Realized ($)(1) Exercisable/Unexercisable Exercisable/Unexercisable
        ----                  ----------- --------------- ------------------------- --------------------------
Patrick J. Sullivan.........    582,330     $6,156,284         712,242      337,788 $  12,601,383 $  5,229,490
Daniel J. Levangie..........    500,400      7,624,414         339,201      317,061     5,553,477    3,463,685
A. Suzanne Meszner-Eltrich..    108,042      1,518,301           9,525      156,333       133,317    1,999,163
Joseph W. Kelly(3)..........    778,629     11,079,812          20,937          --        340,132          --

--------
(1) Amounts calculated by subtracting the aggregate exercise price of the options from the market value of the underlying Common Stock on the date of exercise, and do not reflect amounts actually received by the Named Executive Officers.
(2) Amounts calculated by subtracting the exercise price of the options from the fair market value of the underlying Common Stock (adjusted for stock splits) as quoted on The Nasdaq Stock Market on December 29, 2000 of $20.854 per share, multiplied by the number of shares underlying the options, and do not reflect amounts that may be actually received by the Named Executive Officers upon exercise of options.
(3) Mr. Kelly resigned from the Company effective December 31, 2000.

Compensation Committee Report on Executive Compensation

   During fiscal year 2000, the Compensation Committee was comprised of C. William McDaniel, Sally W. Crawford and William G. Little, none of whom were employees of the Company. Pursuant to authority delegated by the Board of Directors, the Compensation Committee reviews and determines the compensation of the Company's executive officers and other key employees. The Compensation Committee is also responsible for the administration of the Company's stock ownership plans under which option grants and direct stock issuances may be made to executive officers of the Company.

   Overview and Philosophy. The Company uses its executive compensation program to achieve the following objectives:

  . To provide compensation that attracts, motivates and retains the talented, high caliber executive officers required to achieve the Company's strategic objectives, as determined by the Board of Directors.

  . To align the interest of executive officers with the success of the Company.

  . To align the interest of executive officers with stockholders by including long-term equity incentives.

  . To increase the long-term profitability of the Company and, accordingly, increase stockholder value.

   Compensation under the executive compensation program is comprised of base salary, annual cash incentive bonuses, annual stock (restricted and unrestricted) incentive bonuses and long-term incentive awards in the form of stock option grants. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the achievement of specific predetermined corporate objectives as well as upon each executive officer's individual level of performance. In addition, the compensation program includes various other benefits, including medical and insurance plans, the Company's 401(k) Plan, the 1995 Stock Plan and the 1995 Employee Stock Purchase Plan, which plans are generally available to all employees of the Company. From time to time, the Compensation Committee reviews executive compensation reports prepared by independent organizations in order to evaluate the appropriateness of its executive compensation program.

   The principal factors which the Compensation Committee considered with respect to each executive officer's compensation package for fiscal year 2000 are summarized below. The Compensation Committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years.

   Base Salary. Compensation levels for each of the Company's executive officers, including the Chief Executive Officer, are generally set within a range of salaries that the Compensation Committee believes are paid to peers with comparable qualifications, experience, responsibilities and performance at similar companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Company's past performance and expectations of future performance, (ii) individual performance and experience
(iii) the executive compensation reports of independent organizations and (iv) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies. Generally, salary decisions for the Company's executive officers are made after the end of each fiscal year.

   Fiscal 2000 base salaries were determined by the Compensation Committee after considering the base salary level of the executive officers in prior years, and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Compensation Committee in determining total compensation. Base salary levels for each of the Company's executive officers, other than the Chief Executive Officer, were also based in part upon evaluations and recommendations made by the Chief Executive Officer.

   Bonus Compensation. Bonus compensation for executive officers is based on the Company's achievement of predetermined corporate objectives, individual performance and a comparison of the actual performance of such executive officer against his or her predetermined performance objectives. Bonuses are awarded on an annual basis and are typically paid in cash and stock after the end of the fiscal year. Bonus compensation in the form of stock is awarded from the 1995 Stock Plan.

   Long Term Incentive Compensation. The Compensation Committee believes that stock option participation aligns the interests of executive officers with those of the stockholders. In addition, the Compensation Committee believes that equity ownership by executive officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain such persons. Long term incentive compensation, in the form of stock options, allows executive officers to share in any appreciation in the value of the Company's Common Stock. The Committee generally grants options that become exercisable over a four year period as a means of encouraging executive officers to remain with the Company and promote its success. In general, the Compensation Committee awards executive officers of the Company stock options with exercise prices equal to the market price of the Common Stock on the date of grant. As a result, executive officers will benefit from these stock option grants only to the extent that the price of the Company's Common Stock increases and the Company's stockholders have also benefited.

   When establishing stock option grant levels, the Compensation Committee considers general corporate performance, individual performance, the executive compensation reports of independent organizations, the Chief Executive Officer's recommendations, level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price.

   The Compensation Committee generally grants an initial stock option award to executive officers at the time they commence employment or are promoted, consistent with the number of options granted to peers within and outside the industry at similar levels of seniority. In addition, the Compensation Committee may make performance-based grants from time-to-time, as it deems appropriate. In making such performance-based grants, the Compensation Committee considers individual contributions to the Company's financial, operational and strategic objectives. For fiscal year 2000, the Company awarded certain of its executive officers additional stock option awards in recognition of the Company's performance during fiscal year 2000.

   Other Benefits. The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers a stock purchase plan, under which employees may purchase Common Stock at a discount, and a 401(k) Plan, which allows employees to invest in a wide array of funds on a pre-tax basis. The Company also maintains insurance and other benefit plans for its employees, including executive officers of the Company.

   Chief Executive Officer Compensation. In fiscal year 2000, the Company's President and Chief Executive Officer, Patrick J. Sullivan, received a base salary of $275,000, which represents an increase of $63,000 or 29.7% over his 1999 base salary. The base salary is believed by the Committee to be consistent with the compensation received by executives in similar capacities at companies within the same industry in which the Company operates, as adjusted to reflect the relative size of the Company to such comparable companies. Mr. Sullivan received bonus compensation valued at $510,000, of which $439,416 was received in cash and $70,584 was received in unrestricted bonus shares of the Company's Common Stock. In addition, Mr. Sullivan received shares of restricted stock equal to 25% of the unrestricted bonus shares awarded to him for fiscal year 2000.

   Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m).

                                          Respectfully Submitted by the
                                          Compensation Committee:

                                          C. William McDaniel
                                          Sally W. Crawford
                                          William G. Little

Compensation Committee Interlocks and Insider Participation

   The members of the Compensation Committee are Ms. Crawford and Messrs. McDaniel and Little. No member of the Compensation Committee was at any time during the past year an officer or employee of the Company (or any of its subsidiaries), was formerly an officer of the Company (or any of its subsidiaries), or had any relationship with the Company requiring disclosure herein.

   During the last year, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

Compensation of Directors

   In accordance with the compensation program for non-employee directors approved by the Board of Directors in 1999, all non-employee directors are paid for services provided to the Company as set forth below.

                                                              Per In-    Per
                                                              person  Telephonic
                                                      Annual  Meeting  Meeting
                                                      ------- ------- ----------
      Board Meetings
      Chairman of the Board.......................... $35,000 $2,000    $1,000
      Directors...................................... $20,000 $1,000    $  500

      Committee Meetings
      Committee Chair................................     --  $  750    $  500
      Committee Members..............................     --  $  500    $  300

   The sole employee director of the Company did not receive any incremental compensation for services rendered as a director.

   In addition, non-employee directors are eligible to participate in the Company's Non-Employee Director Deferred Compensation Plan and are eligible to receive an annual stock award from shares authorized for issuance under the Company's 1995 Stock Plan. Subject to stockholder approval, the non-employee directors will also be eligible to participate in the Company's 2001 Non-Employee Director Stock Plan. If the stockholders do not approve the 2001 Non-Employee Director Stock Plan, the Directors will remain eligible to participate in the 1995 Non-Employee Director Stock Option Plan.

   In general, the terms of such compensation plans and policies are as follows:

   2001 Non-Employee Director Stock Plan. The 2001 Non-Employee Director Stock Plan, which the Board of Directors has approved and is recommending for approval by the stockholders at the Annual Meeting, provides for the grant of up to an aggregate of 4,000,000 shares of Common Stock in the form of stock options and stock awards to non-employee directors of the Company. A detailed discussion of the material terms of the 2001 Non-Employee Director Stock Plan is found under the heading "PROPOSAL 3. RATIFICATION AND APPROVAL OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK PLAN".

   1995 Non-Employee Director Stock Option Plan. The 1995 Non-Employee Director Stock Option Plan provides for the grant of options to purchase an aggregate of 1,500,000 shares of Common Stock to non-employee directors of the Company. The 1995 Non-Employee Director Stock Option Plan authorizes the grant to each director who is not an employee of the Company and who was a director or who is first elected as a director on or after January 1, 1996, an option to purchase 90,000 shares of Common Stock. Each non-employee director who has no unexpired options under the 1995 Non-Employee Director Stock Option Plan on each January 1 thereafter will also receive an option to purchase 90,000 shares of Common Stock. The exercise price per share for all options granted under the 1995 Non-Employee Director Stock Option Plan will be equal to 100% of the fair market value per share of the Common Stock as of the date of grant. Options granted under the 1995 Non-Employee Director Stock Option Plan are subject to vesting and become exercisable in twelve equal installments on the last day of each calendar quarter after the date of grant, provide that the non-employee director has served continuously on the Board of Directors through the vesting date. In the event of the retirement of any non-employee director, all outstanding and unvested options granted to such non-employee director under the 1995 Non-Employee Director Stock Option Plan shall be immediately and automatically accelerated and become fully vested and exercisable. For purposes of the 1995 Non-Employee

Director Stock Option Plan, "retirement" shall mean the resignation from the Board of Directors or the election not to stand for re-election to the Board of Directors by a non-employee director being of at least 65 years of age and having served at least 5 years on the Board of Directors. As of the Record Date, 1,260,000 options had been granted under the 1995 Non-Employee Director Stock Option Plan, of which options for approximately 150,000 shares were then exercisable.

   If the stockholders ratify and approve the 2001 Non-Employee Director Stock Plan, the 1995 Non-Employee Director Stock Option Plan will immediately terminate with respect to the issuance of new options thereunder, such that no further options shall be granted under the 1995 Non-Employee Director Stock Option Plan but all options then outstanding thereunder shall remain in full force and effect.

   Director Deferred Compensation Plan. Each non-employee director is entitled, under the Director Deferred Compensation Plan, with respect to any calendar year, to receive payment of the annual retainer and meeting attendance fees for such calendar year either in cash or in shares of the Company's Common Stock, valued at the closing market price of the Company's Common Stock on the Nasdaq National Market on the date on which such amounts become payable. Alternatively, each non-employee director may elect to defer the payment of the annual retainer and meeting attendance fees, and such deferred amounts are credited either to a cash account, which accrues interest, payable quarterly, at the prime rate of interest as reflected in the Wall Street Journal, or to a deferred share account, which is credited as of the day the deferred fees would have been payable with share units equal to the number of shares that could have been purchased on such day with the amount of such deferred fees. Such share units appreciate (or depreciate) as would an actual share of the Company's Common Stock purchased on the deferral date. Each non-employee director designates one of the following dates as a "distribution date" with respect to the deferred fees: (i) the first day of a month following the termination of service or retirement of the non-employee director as a member of the Board of Directors, (ii) a fixed date in the future at least one year after the date such non-employee director first elects to defer payment of the fees, but no later than December 12, 2005, or (iii) the earlier to occur of (i) or (ii). On such designated distribution date, cash deferrals will be paid in cash, and share unit deferrals will be paid in shares of the Company's Common Stock. Shares of Common Stock issued under the Director Deferred Compensation Plan may be issued from shares authorized for issuance under the Company's 1995 Stock Plan or any shares repurchased by the Company on the open market.

   Annual Stock Award. Each non-employee director is entitled to receive an annual stock award ("annual stock award") of 500 shares of Common Stock. The annual stock award vests at the rate of 1/12 per full month of service and is payable in January of the year after such service is rendered or within 30 days after such non-employee director ceases to be a member of the Board of Directors for any reason other than death or permanent disability. Shares of Common Stock issued pursuant to the annual stock award are issued from shares authorized for issuance under the Company's 1995 Stock Plan.

Certain Relationships and Related Transactions

   The Company has adopted a policy that all transactions between the Company and its officers, directors, principal stockholders and their affiliates shall be on terms no less favorable to the Company than could be obtained by the Company from unrelated third parties, and shall be approved by a majority of the outside independent and disinterested directors.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the percentage change in the cumulative total Stockholder return on the Company's Common Stock during the period from the Company's initial public offering through December 31, 2000, with the cumulative total return of the Nasdaq Market Index--U.S. Companies ("Nasdaq Market--U.S. Cos.") and the Laboratory Analytical Instruments (SIC Code 3826) Index ("LAI Index"). The comparison assumes $100 was invested on March 8, 1996 in the Company's Common Stock and in each of the foregoing indices and assumes any dividends were reinvested.

                              [GRAPH APPEARS HERE]

                      03/08/96  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
Cytyc Corporation      100.00    166.15    153.08    158.46    375.77    770.01
LAI Index              100.00    104.25    123.67    155.30    251.26    394.86
Nasdaq Market-
  U.S. Cos.            100.00    121.84    149.48    210.12    380.43    235.41

--------
(1) Prior to March 8, 1996 the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2) The stock price information shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                                   PROPOSAL 2

                   RATIFICATION AND APPROVAL OF AN AMENDMENT
                    TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN

   The 1995 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors on December 13, 1995, approved by the Company's stockholders on July 10, 1998 and amended by the Company's Compensation Committee on July 10, 1998. On January 31, 2001, the Board of Directors adopted an amendment to the Purchase Plan which is the subject of this proposal. The Board of Directors has approved and recommends to the stockholders that they approve an amendment to the Purchase Plan that will increase the aggregate number of shares authorized for issuance under the Purchase Plan by 600,000 shares. The full text of the 1995 Employee Stock Purchase Plan, as amended, is attached to this Proxy Statement as Appendix B.

   Under the terms of the Purchase Plan, payroll deductions are used to purchase the Company's Common Stock for eligible, participating employees through the exercise of stock options. Currently, the number of shares of Common Stock authorized for issuance under the Purchase Plan is 840,000 shares. As amended, the Purchase Plan would authorize the issuance of up to 1,440,000 shares of Common Stock. As of December 31, 2000, only 466,161 shares remained authorized for issuance under the Purchase Plan. If the increase in the number of shares authorized for issuance under the Purchase Plan is not approved, the Company may become unable to provide suitable long-term equity-based incentives to present and future employees. On the Record Date, there were approximately 185 employees enrolled in the Purchase Plan.

   The Company relies on the Purchase Plan as an inducement to attract and retain qualified employees for the Company. The Board of Directors believes that this increase is important to continue to attract and retain qualified employees and to afford existing employees the maximum opportunity possible to invest in equity of the Company.

Description of the 1995 Employee Stock Purchase Plan

   The Purchase Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended. The purpose of the Purchase Plan is to encourage stock ownership by all eligible employees of the Company (and any of its subsidiaries designated by the Board of Directors) with an opportunity to share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. As amended, the Purchase Plan would authorize the issuance of up to 1,440,000 shares of Common Stock. On the Record Date, the closing market price of the Company's Common Stock on the Nasdaq National Market was $16.438.

   Administration. The Purchase Plan is administered by the Board of Directors of the Company or a committee appointed by the Board of Directors (the "Purchase Plan Committee"). Subject to the terms of the Purchase Plan, the Purchase Plan Committee has the authority to construe the Purchase Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Purchase Plan as it may deem desirable.

   Eligible Employees. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Any person who is employed by the Company (or any of its subsidiaries designated by the Board of Directors) whose customary employment is more than twenty (20) hours per week and has been continuously employed by the Company for at least ninety (90) days, is eligible to participate in the Purchase Plan.

   Participation in the Plan. An employee electing to participate in the Purchase Plan must authorize an amount (a whole percentage not less than 1% nor more than 10% of the employee's total compensation) to be deducted by the Company from the employee's pay and applied toward the purchase of Common Stock under the Purchase Plan. For the duration of the Purchase Plan, the "Payment Periods" are defined as the six-month periods commencing on December 1 and June 1, and ending on May 31 and November 30 of each year. Twice a year, on the first business day of each Payment Period, the Company will grant to each Purchase Plan participant an option to purchase shares of Common Stock of the Company. On the last day of the Payment Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, on the condition that the employee remains eligible to participate in the Purchase Plan throughout the Payment Period. In no event, however, may the employee exercise an option granted under the Purchase Plan for more than 1,800 shares during a Payment Period. If the amount of the accumulated payroll deductions exceeds the aggregate purchase price of 1,800 shares, the excess deductions will be promptly refunded to the employee without interest. The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Purchase Plan will be used for general corporate purposes.

   The price per share at which shares of Common Stock are purchased pursuant to the Purchase Plan for any Payment Period is the lesser of (a) 85% of the average market price of the Common Stock on the date of the first business day of the Purchase Period or (b) 85% of the average market price of the Common Stock on the last business day of the Payment Period. The "average market price of the Common Stock" shall be (i) the average (on that date) of the high and low prices of the Company's Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Purchase Plan Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. The number of shares of Common Stock which may be purchased under outstanding participation elections is subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the shares of the Company.

   Notwithstanding the foregoing, no Purchase Plan participant shall be permitted to subscribe for shares under the Purchase Plan if immediately after the grant of the option the participant would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its subsidiaries, nor shall any participant be granted an option which would permit the participant to purchase pursuant to the Purchase Plan more than $25,000 worth of stock (determined by the fair market value of the shares at the time the option is granted) in any calendar year.

   An employee may enter the Purchase Plan by delivering to the Company, at least ten (10) business days before the beginning date of the next succeeding Payment Period, an authorization stating the initial percentage to be deducted from the employee's pay and authorizing the purchase of shares of Common Stock for the employee in each Payment Period in accordance with the terms of the Purchase Plan. Unless an employee files a new authorization or withdraws from the Purchase Plan, the deductions and purchases under the authorization the employee has on file under the Purchase Plan will continue from the initial Payment Period to succeeding Payment Periods as long as the Purchase Plan remains in effect. A participant in the Purchase Plan may withdraw from the Purchase Plan (in whole but not in part) at any time prior to the last day of a Payment Period, but may not increase nor decrease the rate of payroll deductions at any time during the Payment Period. If an employee is not a participant in the Purchase Plan on the last day of the Payment Period, the employee is not entitled to exercise his or her option.

   Option holders are generally protected against dilution in the event of certain capital changes, such a stock dividend, recapitalization, stock split or similar transaction. An option granted under the Purchase Plan may not be transferred or assigned and may be exercised only by the participant in the Purchase Plan.

   Termination and Amendments. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the Purchase Plan at any time (although such action shall not affect options previously granted). If any option granted under the Purchase Plan shall expire or terminate for any reason without having been exercised in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan. Unless terminated sooner, the Purchase Plan will terminate on December 12, 2005.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 A VOTE "FOR" THE RATIFICATION AND APPROVAL OF
             AN AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 3

                        RATIFICATION AND APPROVAL OF THE
                     2001 NON-EMPLOYEE DIRECTOR STOCK PLAN

   On March 26, 2001, the Board of Directors of the Company approved the Company's 2001 Non-Employee Director Stock Plan (the "2001 Director Plan"). The Board of Directors recommends to the stockholders that they approve the 2001 Director Plan. The purpose of the 2001 Director Plan is to provide stock options and other equity interests in the Company to directors of the Company or its subsidiaries who are not employees or officers of the Company or its subsidiaries (each, a "non-employee director"). The 2001 Director Plan provides for the issuance of up to 4,000,000 shares of Common Stock pursuant to the grant of stock options and other equity interests. On the Record Date, the closing market price of the Company's Common Stock on the Nasdaq National Market was $16.438. The full text of the 2001 Director Plan is attached to this Proxy Statement as Appendix C.

   If the stockholders ratify and approve the 2001 Director Plan, the 1995 Non-Employee Director Stock Option Plan (the "1995 Director Plan") will immediately terminate with respect to the issuance of new options thereunder, such that no further options shall be granted under the 1995 Director Plan but all options then outstanding thereunder shall remain in full force and effect.

   The Company relies on the grant of stock options and stock awards as an inducement to obtain and retain the services of qualified non-employee directors. The Company believes that the 2001 Director Plan will provide the Company with appropriate flexibility in awarding stock options and stock awards to its non-employee directors and is necessary in order to enable the Company to continue to attract and retain qualified non-employee directors.

Description of the 2001 Non-Employee Director Stock Plan

   Awards. Under the 2001 Director Plan, each non-employee director of the Company may be granted stock options, opportunities to make direct purchases of stock and other equity interests in the Company, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards and stock units (each, an "Award").

   Administration. The 2001 Director Plan is administered by the 2001 Director Plan Committee. Subject to the terms of the 2001 Director Plan, the 2001 Director Plan Committee has the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the 2001 Director Plan and to interpret and correct the provisions of the 2001 Director Plan and any Award. The 2001 Director Plan Committee shall determine the terms and conditions of any Awards made under the 2001 Director Plan, including, without limitation, the number of shares of Common Stock to be covered by such Awards and the terms, conditions and limitations applicable to such Awards, including, as the case may be, exercise price, method of exercise, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws.

   Stock Options. Under the 2001 Director Plan, the 2001 Director Plan Committee may grant options to purchase Common Stock (each, a "Director OptionOption"). Director Options granted under the 2001 Director Plan will not qualify as incentive stock options as defined in Section 422(b) of the Code. Director Options may be exercised only by delivery to the Company of a written notice of exercise together with payment in full for the number of shares for which the Director Option is exercised. Payment of the exercise price of a Director Option may be made by check payable to the Company or (i) by tendering shares of Common Stock of the Company having a fair market value equal as of the date of the exercise to the exercise price of the Director Option, (ii) through the delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver to the Company sufficient funds to pay the exercise price, or delivery by a non-employee director of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver to the Company sufficient funds to pay the exercise price, (iii) through the delivery of a promissory note payable to the Company (along with a check in an amount equal to the par value of the shares delivered), (iv) any other method of lawful consideration as the Board of Directors may determine or (v) by any combination of the above.

   Acceleration Upon an Acquisition. Upon an acquisition of the Company intended to be accounted for as a pooling-of-interests, (i) all outstanding Director Options shall become exercisable in full immediately prior to the consummation of the acquisition and all outstanding Director Options shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Director Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the acquisition; (ii) all restricted stock awards then outstanding shall become immediately free of all repurchase provisions upon the consummation of the acquisition; and (iii) all other stock-based Awards shall become immediately exercisable, realizable or vested in full, or shall be immediately free of all repurchase provisions, as the case may be, upon the consummation of the acquisition.

   Acceleration Upon Retirement. In the event a participant in the 2001 Director Plan ceases to be a member of the Board of Directors by reason of his or her retirement, all outstanding Director Options then held by such participant shall become immediately exercisable in full, any restricted stock award granted to such participant shall be free of all restrictions, and any other stock-based Award granted to such participant shall become exercisable or realizable in full, free of all restrictions or conditions, as the case may be. Each such Director Option, restricted stock award or other stock-based Award shall be exercisable or realizable, as the case may be, until the scheduled expiration date of the Award. For purposes of the 2001 Director Plan, "retirement from the Board" shall mean the resignation from the Board or the election not to stand for re-election to the Board by a participant being of at least 65 years of age and having served at least 5 years on the Board. Any such retirement shall become effective as of the effective date of such participant's resignation or the due election and qualification of such participant's successor, as the case may be.

   Miscellaneous. Holders of Director Options are protected against dilution in the event of a stock split, stock dividend, recapitalization, reorganization, merger or similar transaction. The 2001 Director Plan Committee may amend, suspend or terminate the 2001 Director Plan or any portion thereof at any time. Unless terminated sooner, the 2001 Director Plan will terminate on March 26, 2011.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 A VOTE "FOR" THE RATIFICATION AND APPROVAL OF
                   THE 2001 NON-EMPLOYEE DIRECTOR STOCK PLAN.

                 UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

   The following discussion of United States Federal income tax consequences of the issuance and exercise of options and stock awards granted under the Purchase Plan, the 2001 Director Plan and the 1995 Director Plan are based upon the provisions of the Internal Revenue Code of 1986, as amended, in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment.

   A. Options Granted under the 2001 Director Plan and the 1995 Director Plan. The following general rules are applicable under current Federal income tax law to all options granted under the 2001 Director Plan and the 1995 Director Plan.

     1. The optionee generally does not realize any taxable income upon the grant of an option, and the Company is not allowed a federal income tax deduction by reason of such grant.

     2. The optionee generally will recognize ordinary compensation income at the time of exercise of an option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

     3. When the optionee sells the shares, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

     4. The Company generally should be entitled to a corresponding tax deduction for Federal income tax purposes when compensation income is recognized by the optionee.

     5. An optionee may be entitled to exercise an option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises an option in such fashion, special rules will apply.

     6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

   B. Stock Awards and Purchases under the 2001 Director Plan. The following general rules are applicable under current Federal income tax law to awards of stock of the Company and opportunities to purchase shares directly from the Company under the 2001 Director Plan:

     1. Persons receiving Common Stock under the 2001 Director Plan pursuant to an award or opportunity to purchase generally will recognize compensation income equal to the fair market value of the shares received in the case of an award, or the excess of the fair market value of the shares (determined on the date of purchase) over the purchase price, in the case of an opportunity to purchase.

     2. The Company generally should be entitled to a corresponding federal income tax deduction when the holder recognizes compensation income.

     3. When such shares are sold, the seller generally will recognize capital gain or loss received equal to the difference between the amount realized upon the sale of shares and his or her tax basis in the shares (generally, the fair market value of the shares when acquired).

     4. Special rules apply if the shares acquired pursuant to an award or an opportunity to purchase are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

   C. Options Granted under the Purchase Plan. The following general rules are currently applicable under current Federal income tax law to options under the Purchase Plan:

     1. The amounts deducted from an employee's pay under the Purchase Plan will be included in the employee's compensation subject to federal income tax. Generally, no additional income will be recognized by the employee either at the time options are granted pursuant to the Purchase Plan or at the time the employee purchases shares pursuant to the Purchase Plan.

     2. If the employee disposes of shares purchased pursuant to the Purchase Plan more than two years after the first business day of the payment period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

       (a) the excess, if any, of the fair market value of the shares at the time of disposition over the amount the employee paid for the shares, or

       (b) 15% of the fair market value of the shares on the first business day of the payment period.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

     3. If the employee disposes of shares purchased pursuant to the Purchase Plan within two years after the first business day of the payment period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the payment period over the amount the employee paid for the shares.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

     4. If the employee disposes of shares purchased pursuant to the Purchase Plan more than two years after the first business day of the payment period in which the employee acquired the shares, the Company will not be entitled to any federal income tax deduction with respect to the options or the shares issued upon their exercise. If the employee disposes of such shares prior to the expiration of this two-year holding period, the Company generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

                                   PROPOSAL 4

                     RATIFICATION OF SELECTION OF AUDITORS

   Subject to ratification by the stockholders, the Board of Directors has selected the firm of Arthur Andersen LLP, independent certified public accountants, to serve as auditors for the year ending December 31, 2001. Arthur Andersen LLP has served as the Company's independent auditors since 1987. If ratification of this selection of auditors is not approved by a majority of shares voting on the matter, the Board of Directors will reconsider its selection of Arthur Andersen LLP.

   Representatives of Arthur Andersen LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from the Company's stockholders.

   Below are descriptions relating to the audit and non-audit services performed by Arthur Andersen LLP during fiscal year 2000 and the fees associated with such services.

Audit Fees

   The aggregate fees billed by Arthur Andersen LLP for professional services relating to the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's quarterly reports for 2000 were approximately $142,000.

Financial Information Systems Design and Implementation Fees

   Arthur Andersen LLP did not provide any services related to financial information systems design and implementation during 2000.

All Other Fees

   Arthur Andersen LLP billed the Company an aggregate of approximately $213,000 for all other services rendered to the Company for the fiscal year ended December 31, 2000, which services primarily related to the following:

  . An audit of the Company's employee benefit plans; and

  . Consulting relating to tax planning and compliance.

   The Audit Committee typically meets with Arthur Andersen LLP throughout the year and reviews both audit and non-audit services performed by Arthur Andersen LLP as well as fees charged by Arthur Andersen LLP for such services. In engaging Arthur Andersen for the services described above, the Audit Committee considered whether the provision of such services is compatible with maintaining Arthur Andersen's independence.

Report of Audit Committee of the Board of Directors

   The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2000, and has discussed them with both management and Arthur Andersen LLP, the Company's independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Arthur Andersen LLP that firm's independence. Based on the review and discussions described above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          Respectfully Submitted by the
                                          Audit Committee:

                                          Alfred J. Battaglia
                                          Walter E. Boomer
                                          Sally W. Crawford
                                          Anna S. Richo

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                 VOTE "FOR" THE RATIFICATION OF THIS SELECTION

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and holders of more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the period ended December 31, 2000, the Company believes that all Reporting Persons complied with Section 16(a) filing requirements in the period ended December 31, 2000.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the Annual Meeting for the fiscal year ended December 31, 2001 must be received by the Secretary of the Company, no later than December 14, 2001 at the Company's principal executive offices in order to be included in the Company's proxy statement for that meeting. Any such proposal must comply with the rules and regulations of the Securities and Exchange Commission.

   The Company's by-laws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the annual meeting without inclusion in the Company's proxy statement for that meeting. Written notice of such stockholder proposals for the next annual meeting of the Company must be received by the Secretary of the Company at the Company's principal executive offices not later than December 14, 2001 and must not have been received earlier than November 14, 2001 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for stockholder action.

                           EXPENSES AND SOLICITATION

   All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, certain of the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. In addition, the Company has retained Innisfree M & A Incorporated of New York, New York to assist the Company in the solicitation of proxies at a cost estimated to be $9,000 plus expenses. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

Boxborough, Massachusetts
April 13, 2001

                                                                      Appendix A

                               CYTYC CORPORATION

                            Audit Committee Charter

A. PURPOSE AND SCOPE

   The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls.

B. COMPOSITION

   The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

   All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

   The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties the Committee shall:

 Document Review

     1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

     2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K.

     3. The Committee shall meet quarterly with representatives of management and the independent accounting firm to review the interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

 Independent Accounting Firm

     4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

     5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

     6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

     7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

     8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

 Financial Reporting Processes

     9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

 Compliance

     10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

 Reporting

     11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                      Appendix B

                               CYTYC CORPORATION

                                  Amendment to
                       1995 Employee Stock Purchase Plan

   The 1995 Employee Stock Purchase Plan (the "Plan") is hereby amended by deleting the second sentence of Article 4 thereof in its entirety and inserting in lieu thereof the following:

   "The aggregate number of shares which may be issued pursuant to the Plan is 1,440,000, subject to adjustment as provided in Article 12."

Adopted by the Board of Directors on January 31, 2001.
Approved by the Stockholders on        , 2001.

                               CYTYC CORPORATION

                       1995 Employee Stock Purchase Plan

Article 1--Purpose.

   This 1995 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Cytyc Corporation (the "Company"), a Delaware corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Article 2--Administration of the Plan.

   The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

   The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

   In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

Article 3--Eligible Employees.

   All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and (i) who are employed by the Company as of December 13, 1995 or (ii) who have completed at least 90 days of employment, shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

Article 4--Stock Subject to the Plan.

   The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 140,000, subject to adjustment as provided in
Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

Article 5--Payment Period and Stock Options.

   The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on the date that the Common Stock of the Company first begins trading in the public market, and shall end on December 31, 1996. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on December 1 and June 1 and ending on May 31 and November 30 of each twelve-month period, respectively.

   Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 300 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 300 shares except for the 300-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 300 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

   For purposes of the Plan, "average market price of the Common Stock" shall, on the first business day of the first Payment Period, be the public offering price on the effective date of the Company's initial public offering, and for any other date shall be (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ Stock Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

   For purposes of the Plan, the term "business day" means a day on which there is trading on the NASDAQ National Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in the Commonwealth of Massachusetts.

   No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the
Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

Article 6--Exercise of Option.

   Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 300-share limit of the option and the Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, the he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

Article 7--Authorization for Entering the Plan.

   An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

     A. Stating the percentage to be deducted regularly from the employee's pay;

     B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

     C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

Such authorization must be received by the Company at least ten business days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

   Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

   The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

Article 8--Maximum Amount of Payroll Deductions.

   An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

Article 9--Change in Payroll Deductions.

   Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

Article 10--Withdrawal from the Plan.

   A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.

   To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten business days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

Article 11--Issuance of Stock.

   Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

   Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

Article 12--Adjustments.

   Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

     A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

     B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

   Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

   If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 300-share, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

   The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

Article 13--No Transfer or Assignment of Employee's Rights.

   An option granted under the Plan may not be transferred or assigned and may be exercised only by the participant.

Article 14--Termination of Employee's Rights.

   Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

   If a participant's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participant on the day the interruption occurs.

Article 15--Termination and Amendments to Plan.

   Unless terminated sooner as provided below, the Plan shall terminate on December 12, 2005. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

   The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

Article 16--Limits on Sale of Stock Purchased under the Plan.

   The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws, subject to any applicable policies of the Company governing sale by employees of shares of Common Stock, and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

Article 17--Participating Subsidiaries.

   The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

Article 18--Optionees Not Stockholders.

   Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

Article 19--Application of Funds.

   The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

Article 20--Notice to Company of Disqualifying Disposition.

   By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

Article 21--Withholding of Additional Income Taxes.

   By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

Article 22--Governmental Regulations.

   The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

   Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

Article 23--Governing Law.

   The validity and construction of the Plan shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Article 24--Approval of Board of Directors and Stockholders of the Company.

   The Plan was adopted by the Board of Directors on December 13, 1995 and was approved by the stockholders of the Company on December 13, 1995; and the Plan was amended on July 10, 1998 by action of the Compensation Committee of the Board of Directors.

                                                                      Appendix C

                               CYTYC CORPORATION

                     2001 Non-Employee Director Stock Plan

1. Purpose and Eligibility

   The purpose of this 2001 Non-Employee Director Stock Plan (the "Plan") of Cytyc Corporation (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to directors of the Company or its Subsidiaries who are not employees or officers of the Company or its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 8.

2. Administration

   a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

   b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

3. Stock Available for Awards

   a. Number of Shares. Subject to adjustment under Section 3(b), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 4,000,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 4,000,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

   b. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If
Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4. Stock Options

   a. General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

   b. Nonstatutory Stock Options. Options awarded under the Plan are not intended to be "incentive stock options" as defined in Section 422 of the Code. Options awarded under the Plan are referred to herein as "Nonstatutory Stock Options."

   c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

   d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

   e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

   f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

       (i) by check payable to the order of the Company;

       (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

       (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5. Restricted Stock

   a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and
(ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

   b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6. Other Stock-Based Awards

   The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7. General Provisions Applicable to Awards

   a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

   b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

   c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

   d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

   e. Acquisition of the Company

     (i) Consequences of an Acquisition.

       (A) Acquisition Intended to be Accounted for as a Pooling-of-Interests. With respect to an Acquisition intended to be accounted for as a pooling-of-interests: (x) all outstanding Options shall become exercisable in full immediately prior to the consummation of the Acquisition; if the shares of Common Stock subject to such Options are subject to repurchase provisions, then such repurchase restrictions shall lapse upon the consummation of the Acquisition; and all outstanding Options shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition;
    (y) all Restricted Stock Awards then outstanding shall become immediately free of all repurchase provisions upon the consummation of the Acquisition; and (z) all other stock-based Awards shall become immediately exercisable, realizable or vested in full, or shall be immediately free of all repurchase provisions, as the case may be, upon the consummation of the Acquisition.

       (B) Acquisition Intended to be Accounted for under the Purchase Method. Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition intended to be accounted for under the purchase method, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i)(B), also the "Board"), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition,
    (b) shares of stock of the surviving or
    acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options then outstanding shall become immediately exercisable in full and that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or provide that one or more Options then outstanding shall become immediately exercisable in full and shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof; in the event of the acceleration of the exercisability of one or more outstanding Options, the Board may provide, as a condition of full exercisability or any or all such Options, that the Common Stock as to which exercisability has been accelerated shall be restricted stock subject to forfeiture and repurchase at the option of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted stock being equivalent to the timing and other terms of the superseded exercise schedule of the related Option.

       (C) Acquisition Defined. An "Acquisition" shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

     (ii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     (iii) Pooling-of Interests-Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

     (iv) Parachute Awards. Notwithstanding the provisions of Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

   f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

   g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization, provided that, except as otherwise provided in Section 7(e)(iii), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

   h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

   i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs.

   j. Acceleration Upon Retirement. Except as the Board may otherwise determine or provide in an Award, in the event a Participant ceases to be a member of the Board by reason of his or her retirement from the Board, any Option granted to such Participant shall become immediately exercisable in full, any Restricted Stock Award granted to such Participant shall be free of all restrictions, and any other stock-based Award granted to such Participant shall become exercisable or realizable in full, free of all restrictions or conditions, as the case may be. Each such Option, Restricted Stock Award or other stock-based Award shall be exercisable or realizable, as the case may be, until the scheduled expiration date of the Award. For purposes of this Plan, "retirement from the Board" shall mean the resignation from the Board or the election not to stand for re-election to the Board by a Participant being of at least 65 years of age and having served at least 5 years on the Board. Any such retirement shall become effective as of the effective date of such Participant's resignation or the due election and qualification of such Participant's successor, as the case may be.

8. Miscellaneous

   a. Definitions.

     (i) "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Cytyc Corporation, as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of Cytyc Corporation, as defined in Section 424(e) of the Code. The term "Company" shall also include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

     (ii) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

   b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

   c. Definition of "employee" and "officer." For purposes of the Plan, service as Chairman or Vice Chairman of the Board, if no additional compensation is paid to the individual with respect to such service other than reimbursement of expenses approved by the Board, shall be deemed not to constitute service as an employee or officer of the Company.

   d. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

   e. Effective Date and Term of Plan. The Plan shall become effective on the date on which it was approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

   f. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

   g. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                          Adopted by the Board of Directors on
                                          March 26, 2001

                                          Approved by the stockholders on
                                          _____________________________________

                                  DETACH HERE



                                     PROXY

                               CYTYC CORPORATION

                   Proxy for Annual Meeting of Stockholders
                                 May 23, 2001
                 Solicited on Behalf of the Board of Directors

  The undersigned hereby appoints Patrick J. Sullivan and Robert L. Bowen and each or both of them, proxy, with full power of substitution, to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 23, 2001 at 9:30 a.m. at the Company's headquarters located at 85 Swanson Road, Boxborough, Massachusetts, 01719, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 13, 2001, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

CYTYC CORPORATION

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398

                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS DESCRIBED IN
ITEM 1, FOR THE PROPOSALS IN ITEMS 2, 3, AND 4 AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 5.

1. To elect three directors to Class II of the Company's Board of Directors, each to serve for a term of three years or until his successor is elected and qualified.

   Nominees:  (01) Alfred J. Battaglia, (02) Walter E. Boomer,
              and (03) William G. Little.

              FOR [_]       [_] WITHHELD


   [_] ____________________________________________
       For all three nominees except as noted above

2. To ratify and approve an amendment to
   the Company's 1995 Employee Stock
   Purchase Plan, increasing from 840,000        FOR     AGAINST    ABSTAIN
   to 1,440,000 the number of shares of          [_]       [_]        [_]
   Common Stock available for issuance
   under the 1995 Employee Stock Purchase
   Plan.

3. To ratify and approve the Company's 2001      FOR     AGAINST    ABSTAIN
   Non-Employee Director Stock Plan, which       [_]       [_]        [_]
   provides for the issuance of up to
   4,000,000 shares of Common Stock to
   non-employee directors of the Company in the form of stock options and other stock awards.

4. To ratify the selection of the firm of
   Arthur Andersen LLP, independent certified    FOR     AGAINST    ABSTAIN
   public accountants, as auditors for the       [_]       [_]        [_]
   fiscal year ending December 31, 2001.

5. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [_]

Please sign exactly as your name appears heron. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:_______________ Date:________ Signature:_______________ Date:________